BURNHAM INVESTORS TRUST

Burnham Financial Industries Fund

BURFX (Class A)

BURCX (Class C)

BMFIX (Class I)

Supplement dated February 19, 2014

to the Prospectuses and Statement of Additional

Information dated May 1, 2013

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectuses or Statement of Additional Information.

Effective immediately, the name of Burnham Financial Industries Fund is changed to Burnham Financial Long/Short Fund. As of this date, all references in the Prospectuses and Statement of Additional Information to the Burnham Financial Industries Fund are deleted and replaced with references to the Burnham Financial Long/Short Fund. This name change will not affect the Fund’s investment objective, policies, strategies, practices or limitations.

Call Burnham Investors Trust at 1-800-462-2392 for more information

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE